TRIDAN CORP.

                               477 Madison Avenue
                            New York, New York 10022

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 18, 2002

To the Shareholders of Tridan Corp.:

      The Annual Meeting of Shareholders of Tridan Corp. (the "Company") will be held on Tuesday, June 18, 2002, at 10:00 A.M. at the offices of Kantor, Davidoff, Wolfe, Mandelker & Kass, P.C., 17th floor, 51 East 42nd Street, New York, New York 10017.

The following subjects will be considered and acted upon at the meeting:

      (1)   Election of six directors;

      (2) Ratification of the selection of Leslie Sufrin and Company, P.C. as auditors of the Company for the fiscal year ending April 30, 2003;

      (3) Transaction of such other business as may properly come before the meeting or any adjournment or adjournments thereof.

      The subjects referred to above are discussed in the Proxy Statement attached to this notice. Each shareholder is invited to attend the Annual Meeting of Shareholders in person. Shareholders of record at the close of business on May 17, 2002 have the right to vote at the meeting. If you cannot be present at the meeting, we urge you to fill in, sign and promptly return the enclosed proxy in order that your shares will be represented at the meeting.

                                              By Order of the Board of Directors

                                              /s/ I. Robert Harris

                                              I. Robert Harris, Secretary
May 28, 2002

                                  TRIDAN CORP.

                               477 Madison Avenue
                            New York, New York 10022


                                 PROXY STATEMENT


      This statement is furnished in connection with the solicitation by the Board of Directors of Tridan Corp., a New York corporation (the "Company") of proxies to be voted at the Annual Meeting of Shareholders to be held June 18, 2002 and any and all adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement is being mailed to shareholders on or about May 28, 2002.

      All proxies which have been properly executed and received by the time of the meeting will be voted at the meeting in accordance with the instructions thereon. Any shareholder executing a proxy may revoke it in writing by execution of another proxy or by any other legal method at any time before the shares subject to the proxy are voted at the meeting. The Board of Directors recommends that shares be voted, and if no choice is specified on the proxy, the shares will be voted FOR the election as directors of the nominees hereinafter named, FOR ratification of the selection of Leslie Sufrin and Company P.C. as auditors, and in the discretion of the proxy holders on such other matters as may properly come before the meeting.

      As of May 17, 2002, there were issued and outstanding 3,128,348.1833 shares of capital stock, par value $.02 per share, of the Company, which is the only class of capital stock of the Company. Shareholders will be entitled to one vote for each share held, with pro rata voting rights for any fractional shares. Holders of record of such shares at the close of business on May 17, 2002 will be entitled to vote at the meeting.

      The participants in the Tridan Corp. Employees' Stock Ownership Trust are the beneficial shareholders of the shares held under the Trust, and the shares held for such participants will be voted only if and as directed by the participant for whose account such shares are held of record by the trustees of the Trust. Accordingly, the attached Notice, this Proxy Statement and the form of proxy have been mailed to each person who was a participant on the record date, and the shares beneficially owned by such participants will be voted in accordance with their proxies.

      The Company will pay the cost of preparing, assembling, and mailing the form of proxy and the material used in connection with solicitation of proxies. In addition to solicitation by use of the mails, certain officers and directors of the Company, who will receive no compensation for their services (other than their regular compensation) may solicit the return of proxies personally or by telephone or telegraph.

      An Annual Report covering the operations of the Company for its fiscal years ended April 30, 2002 and 2001 is enclosed herewith, but does not constitute a part of the material for the solicitation of proxies.

                              ELECTION OF DIRECTORS

      At the meeting, six directors are to be elected to hold office until the next Annual Meeting of Shareholders and until their respective successors shall have been chosen and qualified, or as otherwise provided in the By-Laws of the Company. The election of a Board of Directors will require the vote of a majority of the shares present in person or by proxy at the meeting.

      It is intended that the persons named in the accompanying proxy will vote such proxy, if signed and returned, for the election of the nominees listed below. If for any reason any of said nominees shall become unavailable for election, which is not anticipated, the proxies may be voted for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to expect that any of the nominees will fail to be a candidate at the meeting and, accordingly, does not have in mind any substitute.

      As of May 17, 2002, Peter Goodman owned beneficially 1,277,381.35 shares (40.83%) of the Company, which does not include shares owned by Barbara S. Goodman, Peter Goodman's wife, nor shares owned by them as trustees for his brother Thomas Goodman.

      The following Tables A and B set forth information concerning directors and nominees for election as director for a term of one year. Table C sets forth information concerning non-director officers of the Company. The Table A nominees (Messrs. Goodman, Goodman and Pelton) are "interested persons" as defined in Section 2(a)19 of the Investment Company Act of 1940, and the Table B nominees (Messrs. Flynn, Negin and Stoever) are not. Peter Goodman is an "interested person" because he is an officer and holder of more than 5% of the shares of the Company, Mark Goodman because he is Peter Goodman's son, and Mr. Pelton because he is an officer of the Company.


                                     Table A

                                                              Principal
                                                              Occupations             Number of    Other
Name, Address                   Positions in      Director    During Past             Portfolios   Director-
and Age                         the Company       Since       5-years                 Overseen     ships Held
-------------                   ------------      --------    -----------             ----------   ----------

Interested Persons:

Peter Goodman                   Director and       1980       President,                 1         None
65 Wendover Road                President                     Tridan Corp.
Rye, NY 10580
Age 76

Mark Goodman*                   Director           1999       Pianist and Teacher        1         None
15 Eliot Street
Jamaica Plain, MA 02130
Age 48

Warren Fred Pelton              Director, Vice-    1988       Director of
6079 Fairway Court              President and                 Development,
Naples, FL 34110                Treasurer                     International College
Age 64                                                        until 1999; Consultant     1         None


*Son of Peter Goodman

                                     Table B


                                                              Principal
                                                              Occupations             Number of    Other
Name, Address                   Positions in      Director    During Past             Portfolios   Director-
and Age                         the Company       Since       5-years                 Overseen     ships Held
-------------                   -----------       --------    -----------             ----------   ----------

Disinterested Persons:


Thomas David Flynn              Director           1984       Trustee Emeritus,          1         None
27 Hedge Row Road                                             Columbia University
Princeton, NJ 08540
Age 89

Jay Stanley Negin               Director           1985       Investor                   1         None
6 Demarest Court
Englewood Cliffs, NJ 07632
Age 71

Russell Jude Stoever            Director           1995       Vice-President,            1         None
15 Rockleigh Road                                             Stoever Glass &
Rockleigh, NJ 07647                                           Co., Inc.
Age 57                                                        (a registered
                                                              broker-dealer)


                                     Table C

                                                   Principal
                                                   Occupations   Number of    Other
Name, Address                   Positions in       During Past   Portfolios   Director-
and Age                         the Company        5-years       Overseen     ships Held
-------------                   ------------       -----------   ----------   ----------

Non-director Officers:

I. Robert Harris                Secretary          Attorney         None          None
51 East 42nd Street
Suite 1700
New York, NY  10017
Age 70


      Five meetings of the Board of Directors were held during the fiscal year ended April 30, 2002, and each director except Mr. Flynn attended at least 75% of the total number of meetings. The Board of Directors of the Company does not have an audit, nominating, compensation or similar committee.

      The following table sets forth the dollar range of equity securities beneficially owned by each nominee for election as director:

                                               Dollar Range of Equity Securities
Name of Nominee                                In the Company
---------------                                ---------------------------------

Interested Persons:

Peter Goodman                                  Over $100,000

Mark Goodman                                   Over $100,000

Warren Fred Pelton                             Over $100,000

Disinterested Persons:

Thomas David Flynn                                 None

Jay Stanley Negin                                  None

Russell Jude Stoever                               None

                COMPENSATION OF DIRECTORS AND E ECUTIVE OFFICERS

      No director or officer received any compensation from the Company during the last fiscal year, except for an annual fee of $9,000 paid to each director.

      All executive officers of the Company as a group (two persons) received compensation (comprised solely of said directors' fees) aggregating $18,000 applicable to fiscal 2002 (which excludes professional fees paid to the law firm of which I. Robert Harris, secretary of the Company, is a member).

                      PRINCIPAL AND MANAGEMENT SHAREHOLDERS

      The following table sets forth certain information concerning directors and nominees as directors of the Company and persons believed by the Company to be the record owners of more than five percent (5%) of the Company's voting securities as of May 17, 2002:

                                              Number of Shares      Percent
Title of           Name and Address of        Beneficially Owned    of Class on
Class              Beneficial Owner           on May 17, 2002       May 17, 2002
----------------   -------------------        ------------------    ------------
Capital Stock      Peter Goodman              1,277,381.35                40.83%
(par value $.02)   Wendover Road
                   Rye, NY 10580

                   Barbara S. Goodman           375,500.00(1)             12.00%
                   (wife of Peter Goodman)
                   Wendover Road
                   Rye, NY 10580

                   Thomas Goodman               703,982.17(2)(3)          22.50%
                   79-11 41st Avenue
                   Elmhurst, NY 11373

                   Robert W. Erdos              282,640.11(2)(4)           9.03%
                   549 Fairview Terrace
                   York, PA 17403

                   Mark Goodman                  77,333.33                 2.47%
                   15 Eliot Street
                   Jamaica Plain, MA 02130

                   Warren F. Pelton              29,930.89                 0.96%
                   6079 Fairway Court
                   Naples, FL 34110

                   All officers,              1,384,645.57(2)(3)          44.26%
                   directors and
                   nominees as a
                   group (7 persons)

(1) Not including 600,000 shares owned indirectly by Mr. Goodman and his wife, Barbara S. Goodman, as co-trustees for his brother, Thomas Goodman (see footnote 3), with respect to which the co-trustees have shared voting and investment power.

(2) Including the following shares owned by Tridan Corp. Employees Stock Ownership Trust, as nominee only: 9,881.35 shares owned directly and beneficially by Peter Goodman, 5,640.11 shares owned directly and beneficially by Robert W. Erdos and 2,982.17 shares owned directly and beneficially by Thomas Goodman. Messrs. Robert W. Erdos, Peter Goodman, Thomas Goodman and Warren F. Pelton are trustees of said Trust.

(3) Including 600,000 shares owned of record only, by Peter Goodman and Barbara S. Goodman, as trustees for Thomas Goodman (Peter Goodman's brother).

(4) This amount does not include 49,000 shares owned of record and beneficially by Erda Erdos, Mr. Erdos' wife.

      The foregoing table and footnotes shall not be construed as an admission that Peter Goodman is the beneficial owner of any shares owned by him as a trustee for his brother, nor of any shares owned by Mr. Goodman's wife; nor as an admission that Barbara S. Goodman is the beneficial owner of any shares owned by her as a trustee for Peter Goodman's brother; nor as an admission that Robert
W. Erdos is the beneficial owner of any shares owned by Mr. Erdos' wife.

      Peter Goodman, president and a director of the Company, controls the Company in that any matter to be voted on at the meeting can be decided by Mr. Goodman and any one of several other shareholders, who together own a majority of the outstanding shares, if they vote in the same way on such matter.

      Joseph T. Scialo is the Company's Administrator. Mr. Scialo is a certified public accountant in the firm of Yohalem, Gillman & Company, LLP, 477 Madison Avenue, New York, NY 10022.

                      RELATIONSHIP WITH AND RATIFICATION OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

      The Board of Directors, including a majority of the members of the Board of Directors who are not interested persons of the Company, has selected Leslie Sufrin and Company, P.C. as independent public accountants for the Company for the fiscal year ending April 30, 2003. This selection is to be submitted for ratification by the shareholders, which requires the affirmative vote of the holders of a majority of the shares of the Company voting at the meeting. The Board of Directors reviewed the services performed by Leslie Sufrin and Company, P.C. during the last fiscal year and determined that such services did not affect their independence. The firm has no direct or indirect financial interest in the Company, except for fees received by it for services which were furnished at customary rates and terms. Representatives of such firm are expected to be present at the meeting and will be given an opportunity to make such statements as they feel appropriate and will be available to respond to appropriate questions.

                    INVESTMENT ADVISORY AGREEMENT AND ADVISER

      The Investment Advisory Agreement dated July 1, 2000 (the "Agreement"), under which J.P. Morgan Investment Management Inc. ("Morgan") serves as the Company's investment adviser, was most recently approved by the shareholders at the annual meeting on June 20, 2000 and expires June 30, 2002. On May 23, 2002, the Board of Directors (including the Company's independent directors) unanimously approved a continuation of the Agreement until June 30, 2003 (subject to the early termination provisions contained in the Agreement).

      Under the Agreement Morgan, subject to the general supervision of the Company's Board of Directors and in conformance with the stated policies of the Company, manages investment operations and the composition of the Company's portfolio of securities and investments. In this regard, it is the responsibility of Morgan to make investment decisions for the Company and to place the purchase and sale orders for the portfolio transactions of the Company.

      As compensation for the services rendered and related expenses borne by Morgan, the Company, under the Agreement, has paid Morgan an annual fee, computed and payable quarterly, equal to 0.28% of the Company's net assets under management. Morgan received fees aggregating $109,167 applicable to the year ended April 30, 2002.

      On December 31, 2000, J.P. Morgan & Co. Incorporated ("JPM"), which was the parent entity of Morgan, merged with and into The Chase Manhattan Corporation ("Chase"). The surviving entity is named J.P. Morgan Chase & Co. After the merger, Morgan, the Company's investment adviser, continued and now continues as a wholly-owned subsidiary of its parent company, J.P. Morgan Chase & Co., 270 Park Avenue, New York, New York 10017.

      JPM received an opinion from its counsel, Davis Polk & Wardwell, that the merger between JPM and Chase would not result in an assignment of the existing advisory contracts between the registered investment adviser subsidiaries of JPM (including Morgan) and their respective clients for purposes of Section
(2)(a)(4) of the Investment Company Act of 1940 and Section 202(a)(1) of the Investment Advisers Act of 1940.

      The investment advisory services of Morgan to the Company are not exclusive under the terms of the Agreement. Morgan is free to, and does, render investment advisory services to others, including the following open-end management investment companies:

                                              Net Assets as of   Annual Advisory
Inventory Company                              April 30, 2002    Fee Rate
-----------------                             ----------------   ---------------

J.P. Morgan Bond Fund                          1,610,162,195     0.30%
J.P. Morgan Bond Portfolio (Series Trust II)      86,668,805     0.30%
J.P. Morgan California Bond Fund                 190,310,083     0.30%
J.P. Morgan Disciplined Equity Fund            1,139,895,607     0.35%
J.P. Morgan Disciplined Equity Value Fund         41,200,434     0.35%
J.P. Morgan Diversified Fund                     667,161,187     0.55%
J.P. Morgan Emerging Markets Debt Fund            40,840,059     0.70%
J.P. Morgan Emerging Markets Equity Fund          94,906,272     1.00%
J.P. Morgan Enhanced Income Fund                 177,687,313     0.25%
J.P. Morgan Global 50 Fund                        53,205,941     1.25%
J.P. Morgan Global Healthcare Fund                25,966,340     1.25%
J.P. Morgan US Yield Bond Fund                     9,945,388     0.55%
J.P. Morgan Global Strategic Income Fund         143,536,161     0.45%
J.P. Morgan International Value Fund              65,433,899     0.60%
J.P. Morgan International Opportunities Fund 354,727,686 0.60% J.P. Morgan International Opportunities
  Portfolio (Series Trust II)                     24,970,842     0.60%
J.P. Morgan Market Neutral Fund                   22,484,668     1.50%
J.P. Morgan Short Term Bond Fund                 729,357,565     0.25%
J.P. Morgan Small Company Portfolio
  (Series Trust II)                               51,622,048     0.60%
J.P. Morgan Smart Index Fund                     419,747,373     0.25%
J.P. Morgan Tax Aware Disciplined
  Equity Fund                                    267,886,661     0.35%
J.P. Morgan Tax Aware Enhanced
  Income Fund                                  1,396,356,227     0.25%
J.P. Morgan Tax Aware Small Company
  Opportunities Fund                              93,471,803     0.85%
J.P. Morgan Tax Aware U.S. Equity Fund           261,207,066     0.45%
J.P. Morgan U.S. Disciplined Equity
  Portfolio (Series Trust II)                     60,675,133     0.35%
J.P. Morgan U.S. Equity Fund                     448,096,184     0.40%
J.P. Morgan U.S. Small Company Fund              595,177,103     0.60%
J.P. Morgan U.S. Small Company
  Opportunities Fund                             129,100,113     0.60%
J.P. Morgan Int'l Opportunities
  (Series Trust II)                              197,029,386     0.60%

      Morgan seeks to obtain the best price and execution of orders placed for the Company's assets considering all of the circumstances. If transactions are executed in the over-the-counter market, Morgan will deal with the principal market makers, unless more favorable prices and executions are otherwise obtainable. There is no agreement by Morgan with any broker or dealer to place orders with it. When circumstances relating to a proposed transaction indicate that a particular broker or dealer is in a position to provide the best execution considering all factors including price, the order is placed with that broker or dealer. This may or may not be a broker or dealer which has provided statistical or other factual information to Morgan. Subject to the requirement of seeking the best price and execution, Morgan may, in circumstances in which two or more brokers are in a position to offer comparable prices and execution, give preference to a broker or dealer which has provided statistical and other factual information to it. Morgan is of the opinion that while such information is useful in varying degrees, it is of indeterminable value and does not reduce the expenses of Morgan. In recognition of the brokerage execution services Morgan may pay a brokerage commission in excess of that which another broker might have charged for the same transaction. Morgan periodically evaluates the overall reasonableness of brokerage commissions paid by the Company. The factors considered in these evaluations include the competitive negotiated rate structure at the time the commission is charged and the effectiveness of the broker's execution.

      The names and principal occupations of the directors and principal executive officers of Morgan are as follows. All of them may be reached c/o J.P. Morgan Investment Management Inc., 522 Fifth Avenue, New York, New York 10036.

      Name                        Position at Morgan
      ----                        ------------------

      Ronald R. Dewhurst          President; Director; Managing Director *
      Veronique Weill             Director; Managing Director *
      Mark White                  Director; Managing Director *
      James Berry                 Corporate Secretary
      Jeffrey Trongone            Treasurer

----------

      * Managing Director is an officer's title, and those who hold it are not necessarily directors of Morgan.

                            SUPPLEMENTAL INFORMATION

      The executive officers of the Company, all of whom serve at the pleasure of the Board of Directors, are as follows: Peter Goodman (President), Warren F. Pelton (Vice President and Treasurer) and I. Robert Harris (Secretary). Messrs. Goodman and Harris have served in their respective positions since the Company registered with the Securities and Exchange Commission as an investment company in April, 1980. Mr. Pelton became Vice President and Treasurer in 1995. Mr. Harris has been of counsel to the law firm of Kantor, Davidoff, Wolfe, Mandelker & Kass, P.C., general counsel to the Company, for more than the past 5 years.

                  SHAREHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

      Next year's annual meeting of shareholders of the Company will be held in June, 2003. Shareholders wishing to have their proposals included in the Company's Proxy Statement which will relate to that meeting must submit their proposals, preferably by certified mail, return receipt requested, to the Company at its address listed on the first page of this Proxy Statement so that the proposals are received no later than February 1, 2003.

                                  OTHER MATTERS

      As of the date of this Proxy Statement, the Board of Directors is not aware of any matters to be presented for action at the meeting other than those described above. Should other business properly be brought before the meeting, the persons named in the proxy have discretionary authority to vote in accordance with their best judgment in the interest of the Company.

Dated: May 28, 2002                           By Order of the Board of Directors

                                              /s/ I. Robert Harris

                                              I. Robert Harris, Secretary

                                  TRIDAN CORP.
                 ANNUAL MEETING OF SHAREHOLDERS - JUNE 18, 2002
                        THIS PRO Y IS SUBMITTED ON BEHALF
                            OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints PETER GOODMAN, I. ROBERT HARRIS and WARREN
F. PELTON, and each of them, with power of substitution, as proxies of the undersigned, to vote all of the shares of stock which the undersigned is entitled to vote at the above stated Annual Meeting of Shareholders on June 18, 2002, and all adjournments thereof.

      (1)      FOR the election, as directors,             WITHHOLD AUTHORITY
               of all nominees listed below                to vote for all
               (except as marked to                        nominees listed
               the contrary below)                         below
               |_|                                          |_|

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below.)

                THOMAS DAVID FLYNN, MARK GOODMAN PETER GOODMAN,
          JAY STANLEY NEGIN, WARREN FRED PELTON, RUSSELL JUDE STOEVER

                                   ----------

      (2) FOR |_| AGAINST |_| ABSTAIN |_| the ratification of the selection of Leslie Sufrin and Company, P.C. as auditors of the Company for the fiscal year ending April 30, 2001;

      (3) Upon any other matter which may properly come before the meeting, in their discretion.

      Every properly signed proxy will be voted in the manner specified hereon and, in the absence of such specification, will be voted FOR the election of directors and FOR Item (2) above.

PLEASE SIGN AND RETURN PROMPTLY, USING THE ENCLOSED ENVELOPE

Receipt of the Notice                             _____________________________
of Annual Meeting and                                       Signature
Proxy Statement is
hereby acknowledged                               _____________________________
                                                            Signature

Dated: May 28, 2002


IMPORTANT: Joint owners must EACH sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your full title.